UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2021

ConocoPhillips

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32395	01-0562944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of Principal Executive Offices, Including Zip Code)

(281) 293-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP-718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 15, 2021, ConocoPhillips, a Delaware corporation (the “Company”), completed its previously announced acquisition of Concho Resources Inc., a Delaware corporation (“Concho”), in connection with the merger of Falcon Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), with and into Concho (the “Merger”), pursuant to that certain Agreement and Plan of Merger, dated as of October 18, 2020 (the “Merger Agreement”), among the Company, Merger Sub and Concho. At the effective time of the Merger (the “Effective Time”), each share of common stock of Concho, par value $0.001 per share, outstanding immediately prior to the Effective Time (excluding certain Excluded Shares and Converted Shares (each as defined in the Merger Agreement)) was converted into the right to receive 1.46 (the “Exchange Ratio”) shares of common stock of the Company, par value $0.01 per share (the “Merger Consideration”).

At the Effective Time: (1) each outstanding award of restricted common stock of Concho (other than an award that fully vested by its terms at the Effective Time) was converted into an award in respect of a number of shares of restricted common stock of the Company equal to the product of the number of shares of common stock of Concho subject to the award multiplied by the Exchange Ratio and rounded to the nearest whole share; (2) each outstanding award of restricted common stock of Concho that fully vested by its terms at the Effective Time vested and was converted into the right to receive the Merger Consideration in respect of each share subject to the award; (3) each outstanding award of performance units (other than any such award granted following the execution of the Merger Agreement) vested (applicable performance goals were deemed satisfied at 200% of target (which is two-thirds of maximum performance) for active employees and any former employee who, as of the Effective Time, serves on the Concho board, and based on actual performance for former employees) and was converted into the right to receive an amount in cash equal to the value of the Merger Consideration in respect of each share subject to the award; and (4) each outstanding award of performance units granted following the execution of the Merger Agreement was converted into a time-vesting award in respect of a number of shares of restricted common stock of the Company equal to the product of the target number of shares of common stock of Concho subject to the award multiplied by the Exchange Ratio and rounded to the nearest whole share.

The issuance of shares of common stock of the Company in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-250183), declared effective by the Securities and Exchange Commission (the “SEC”) on December 10, 2020. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the registration statement contains additional information about the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was included as Annex A to the Joint Proxy Statement/Prospectus, and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As required by the terms of the Merger Agreement, effective as of January 15, 2021, the Board of Directors of the Company (the “Board”) increased the size of the Board by one member and appointed Tim Leach, the former Chairman and Chief Executive Officer of Concho, as a member of the Board, in accordance with the Amended and Restated Certificate of Incorporation, the Amended and Restated By-Laws of the Company and applicable law. Effective as of the closing of the Merger, Mr. Leach was also appointed as Executive Vice President, Lower 48 of the Company.

As previously described in the Joint Proxy Statement/Prospectus, Mr. Leach entered into a letter agreement with the Company setting forth the terms of his employment with the Company following the consummation of the Merger. For a description of Mr. Leach’s letter agreement and additional information about the arrangements and transactions with respect to Mr. Leach, see the section in the Joint Proxy Statement/Prospectus entitled “The Merger—Interests of Concho Directors and Executive Officers in the Merger.” Such description is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 15, 2021, the Company held a special meeting of stockholders (the “Special Meeting”). The Special Meeting was held in order to vote upon the proposal set forth in the definitive joint proxy statement of the Company and Concho, filed with the SEC on December 11, 2020, to approve the issuance of shares of common stock of the Company (the “Issuance Proposal”) pursuant to the Merger Agreement.

At the Special Meeting, the Issuance Proposal was approved by the affirmative vote of a majority of shares of common stock of the Company present in person (via the Company’s special meeting website) or by proxy at the Special Meeting and entitled to vote on the Issuance Proposal.

As of the close of business on December 11, 2020, the record date for the Special Meeting, 1,068,034,619 shares of common stock of the Company were issued and outstanding and entitled to vote at the Special Meeting. 794,407,164 of the common stock of the Company were represented in person (via the Company’s special meeting website) or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting. The number of shares voted for or against, as well as abstentions and broker non-votes with respect to the Issuance Proposal presented at the Special Meeting was:

Votes For	Percentage For	Votes Against	Abstentions	Broker Non-Votes
787,087,414	99.28%	5,675,797	1,643,953	0

Item 8.01	Other Events.

On January 15, 2021, the Company issued a press release announcing the results of the Special Meeting held on January 15, 2021 and announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements.

The audited consolidated balance sheet of Concho as of December 31, 2019 and December 31, 2018 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in stockholders’ equity of Concho for the years ended December 31, 2019, 2018 and 2017, and the notes related thereto, are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by Grant Thornton LLP, dated February 19, 2020, relating to the consolidated financial statements of Concho is incorporated by reference as Exhibit 99.3 hereto and is incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheet of Concho as of September 30, 2020 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in stockholders’ equity and comprehensive income of Concho for the nine month period ended September 30, 2020, and the notes related thereto, are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference into this Item 9.01(a).

(b)	Pro Forma Financial Information.

The unaudited pro forma combined income statement for the year ended December 31, 2019 and the nine months ended September 30, 2020 give effect to the Merger as if it had been consummated on January 1, 2019. The unaudited pro forma combined balance sheet as of September 30, 2020 has been prepared to give effect to the Merger as if it had been consummated on September 30, 2020. The pro forma financial information and the related notes thereto, required to be filed under Item 9.01 of this Current Report on Form 8-K, were previously filed in the Joint Proxy Statement/Prospectus under the caption “Unaudited Pro Forma Combined Financial Statements” and are incorporated by reference as Exhibit 99.5 hereto and are incorporated by reference into this Item 9.01(b).

(d)	Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Grant Thornton LLP.

99.1	Press release, dated January 15, 2021, issued by ConocoPhillips.

99.2	The audited consolidated balance sheet of Concho, as of December 31, 2019 and December 31, 2018, and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in stockholders’ equity of Concho, for the years ended December 31, 2019, 2018 and 2017, and the notes related thereto (incorporated by reference to Part II. Item 8 of Concho’s Form 10-K filed with the SEC on February 19, 2020 (the “2019 Form 10-K”)).

99.3	The Report of Independent Registered Public Accounting Firm, issued by Grant Thornton LLP, dated February 19, 2020, relating to the consolidated financial statements of Concho (incorporated by reference to Part II. Item 8 of the 2020 Form 10-K).

99.4	The unaudited consolidated balance sheet of Concho as of September 30, 2020 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in stockholders’ equity of Concho for the nine month period ended September 30, 2020, and the notes related thereto (incorporated by reference to Part I. Item I of Concho’s Form 10-Q filed with the SEC on October 27, 2020).

99.5	The unaudited pro forma combined income statement, for the year ended December 31, 2019 and the nine months ended September 30, 2020, and the unaudited pro forma combined balance sheet as of September 30, 2020 (incorporated by reference to the information under the caption “Unaudited Pro Forma Combined Financial Statements” of the Form S-4 of ConocoPhillips (SEC File No. 333-250183))

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Shannon B. Kinney
Shannon B. Kinney Deputy General Counsel, Chief Compliance Officer and Corporate Secretary

January 15, 2021